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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report(Date of Earliest Event Reported):
                       August 31, 2005 (August 30, 2005)

                         NORTH FORK BANCORPORATION, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10458                   36-3154608
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                  275 Broadhollow Road Melville, New York 11747
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.
-------------------------

North Fork Bancorporation, Inc. ("North Fork") is the holding company for North Fork Bank (the "Bank"). The Bank is subject to regulation, supervision and regular examination by the Federal Deposit Insurance Corporation (the "FDIC") and the New York State Banking Department (the "Banking Department").

As previously disclosed, following a joint regular examination by the FDIC and the Banking Department, North Fork expected the Bank to enter into an informal memorandum of understanding ("MOU") with both the FDIC and the Banking Department relating to certain weaknesses identified by the regulators with respect to the Bank's compliance with the Bank Secrecy Act (the "BSA"). An MOU is characterized by regulatory authorities as an informal action that is neither published nor made publicly available by agencies and is used when circumstances warrant a milder form of action than a formal supervisory action, such as a formal written agreement or cease and desist order. The Bank's Board of Directors has approved and signed an MOU with the FDIC and the Banking Department, effective August 23, 2005, and received the fully executed MOU from the FDIC and the Banking Department on August 30, 2005.

Under the terms of the MOU, the Bank must comply with the BSA and take certain actions within various timeframes. The MOU requires in part that the Bank enhance its written programs designed to ensure and maintain compliance with the BSA, improve its policies, procedures and systems with respect to its compliance with suspicious activity reporting provisions of applicable regulations and provide regular compliance reports to the regulators. The implementation of these programs will include revisions of the Bank's policies, processes and procedures for BSA compliance and improved ongoing employee training.

Management expects additional BSA compliance expenses for the Bank resulting from the MOU, although these expenses are not anticipated to have a material financial impact on North Fork. The MOU may also affect the timing or ability of the Bank or North Fork to engage in or obtain regulatory approval for certain expansionary activities.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about North Fork's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of North Fork's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the interest rate environment; changes in the securities and real estate markets; increased competition and its effect on pricing, spending, third-party relationships and revenues; and the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause North Fork's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of North Fork (including under the heading "Forward-Looking Statements"), and in the Quarterly Reports on Form 10-Q of North Fork filed with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). The forward-looking statements in this report speak only as of the date of the report, and North Fork assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH FORK BANCORPORATION, INC.


Date:  August 31, 2005

                                            By:  /s/ Daniel M. Healy
                                                --------------------------
                                                Daniel M. Healy
                                                Executive Vice President and
                                                Chief Financial Officer